Exhibit 1.1


                             SUBSCRIPTION AGREEMENT
        INVESTOR SUBSCRIPTION AGREEMENT FOR CONSOLIDATED PICTURES CORP.

         Persons interested in purchasing units of Consolidated Pictures Corp. must return this completed subscription agreement along with their wire transfer, check or money order for their total payment, payable only to:

         CONSOLIDATED PICTURES CORP.
         54 Hamilton Terrace
         New York, NY 10031

         If and when accepted by us, this subscription agreement shall constitute a subscription for units consisting of one share of our common stock and one Class A warrant and one Class B warrant.

         An accepted copy of this agreement will be returned to you as your receipt, and certificates for your stock and warrants will be issued to you shortly thereafter.

         Method of payment: (CIRCLE ONE) Check, Money Order, Wire (fax or e-mail for instructions) payable only to: Consolidated Pictures Corp.

         I hereby irrevocably tender this subscription agreement for the purchase of _________ units at $0.50 per unit. With this subscription agreement, I tender payment in the amount of $__________ for the units subscribed.

         In connection with this investment, I represent and warrant as follows:

(a) Prior to tendering payment for the shares, I received your final prospectus dated _______, 2001.

(b) I am a bona fide resident of the state of ________________________.

         Please issue the securities, which I am purchasing as follows:

         Individual(s)--if more than one owner, please issue as follows:

            [ ] Tenants-in-Common (all parties must sign--each investor has an undivided interest)

            [ ] Joint Tenants with Right of Survivorship (all parties must sign--joint ownership)

            [ ] Minor with adult custodian under the Uniform Gift to Minors Act in your state (the minor will have sole beneficial ownership) __________________________(minor's name)

           INVESTOR NO. 1                             INVESTOR NO. 2

--------------------------------------   --------------------------------------
      Street (residence address)               Street (residence address)

---------------- ------------  -------   ---------------- ------------  -------
      City          State        Zip           City          State        Zip

----------------  --------------------   ----------------  --------------------
   Home Phone         Business Phone        Home Phone         Business Phone

----------------  --------------------   ----------------  --------------------
       Fax              E-mail                  Fax              E-mail

--------------------------------------   --------------------------------------
        Social Security Number                   Social Security Number

----------------------   -------------   ----------------------   -------------
   Signature                  Date          Signature                  Date


ACCEPTED BY: Consolidated Pictures Corp.

------------------------------------------------------      -------------------
Name, Title                                                         Date

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

SUBSCRIPTION FORM FOR OTHER THAN INDIVIDUAL

         Purchasers of units of Consolidated Pictures Corp., other than individuals, must complete this form for the proper entity that will hold title to the units. Send this completed subscription agreement along with the proper wire transfer, check or money order for the total payment, payable only to:

         CONSOLIDATED PICTURES CORP.
         54 Hamilton Terrace
         New York, NY 10031

         If and when accepted by us, this subscription agreement shall constitute a subscription for units consisting of one share of our common stock and one Class A warrant and one Class B warrant.

         An accepted copy of this agreement will be returned to you as your receipt, and certificates for your stock and warrants will be issued to you shortly thereafter.

         Method of payment: (CIRCLE ONE) Check, Money Order, Wire (fax or e-mail for instructions) payable only to: Consolidated Pictures Corp.

         ENTITY:

            [ ]       CORPORATION (authorized agent of corporation must sign)

            [ ]       EXISTING PARTNERSHIP (at least one partner must sign)

            [ ]       TRUST (all trustees must sign)

--------------------------------------------------------------------------------
Name of Entity

--------------------------------------------------------------------------------
Authorized Agent (print name above)

--------------------------------------------------------------------------------
Title of Authorized Agent

--------------------------------------------------------------------------------
Social Security or Federal Identification Number of Entity

--------------------------------------------------------------------------------
Street (business address) or address of Registered Agent

--------------------------------------------   ---------------      -----------
City                                                  State              Zip

--------------------------------------------------------------------------------
Business Telephone or Home Telephone of Registered Agent


------------------------------------------------------- ------------------------
Fax                                                     E-mail


The undersigned acknowledges that the foregoing information is true, accurate, and complete.

-------------------------------------------------------------  -----------------
Name                                                               Date


For a Trust, all Trustees must sign. Add a line for each to the right of form.

ACCEPTED BY: Consolidated Pictures Corp.

-------------------------------------------------------------  -----------------
Name, Title                                                          Date


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